Exhibit 10.20

Amended Schedule to the Forms of

Indemnification Agreement

Sunoco, Inc. has entered into Indemnification Agreements with the directors, executive officers, trustees, fiduciaries, employees or agents named below:

Employee	Date of Agreement
Anne-Marie Ainsworth	November 2, 2009
Michael J. Colavita	September 2, 2004
Robert N. Deitz	December 2, 2009
Lynn L. Elsenhans	August 8, 2008
Bruce G. Fischer	March 4, 2004
Peter J. Gvazdauskas	February 4, 2009
Marilyn Heffley	December 2, 2009
Vincent J. Kelley	February 2, 2006
Joseph P. Krott	March 4, 2004
Michael S. Kuritzkes	March 4, 2004
Brian P. MacDonald	August 10, 2009
Christopher J. Minnich	June 1, 2009
Ann C. Mulé	March 4, 2004
Marie A. Natoli	March 3, 2006
Robert W. Owens	March 4, 2004
Bruce D. Rubin	October 15, 2008
Thomas J. Scargle	July 2, 2009
Michael J. Thomson	May 30, 2008
Charmian Uy	December 3, 2009
Dennis Zeleny	January 20, 2009

Robert M. Aiken, Jr.*	February 1, 1996
Robert H. Campbell*	February 1, 1996
John F. Carroll*	March 4, 2004
Terence P. Delaney*	March 4, 2004
Michael H. R. Dingus*	March 4, 2004
John G. Drosdick*	March 4, 2004
Jack L. Foltz*	February 1, 1996
David E. Knoll*	February 1, 1996
Deborah M. Fretz*	September 6, 2001
Michael J. Hennigan*	February 2, 2006
Thomas W. Hofmann*	March 4, 2004
Michael J. McGoldrick*	March 4, 2004
Joel H. Maness*	March 4, 2004
Paul A. Mulholland*	March 4, 2004
Rolf D. Naku*	March 4, 2004
Alan J. Rothman*	March 4, 2004
Malcolm I. Ruddock, Jr.*	February 1, 1996
David C. Shanks*	February 17, 1997
Sheldon L. Thompson*	February 1, 1996
Ross S. Tippin, Jr.*	March 4, 2004
Charles K. Valutas*	March 4, 2004

*	In a different position or no longer with the Company.

Director	Date of Agreement
Robert J. Darnall	March 4, 2004
Gary W. Edwards	May 1, 2008
Ursula O. Fairbairn	March 4, 2004
Thomas P. Gerrity	March 4, 2004
Rosemarie B. Greco	March 4, 2004
John P. Jones, III	September 8, 2006
James G. Kaiser	March 4, 2004
John W. Rowe	March 4, 2004
John K. Wulff	March 8, 2004

Raymond E. Cartledge**	September 6, 2001
Robert E. Cawthorn**	February 1, 1996
John G. Drosdick**	March 4, 2004
Mary J. Evans**	September 6, 2001
Robert D. Kennedy**	September 6, 2001
Richard H. Lenny**	February 8, 2002
Norman S. Matthews**	September 6, 2001
R. Anderson Pew**	March 4, 2004
William B. Pounds**	February 1, 1996
G. Jackson Ratcliffe**	March 4, 2004

**	No longer serving on the Board.

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